Ivy Funds

Supplement dated February 17, 2012 to the

Ivy Funds Statement of Additional Information

dated July 29, 2011

and as supplemented September 9, 2011 and November 16, 2011

The table below replaces the information relating to Carl Wiese in the section entitled “Portfolio Managers Employed by Wall Street Associates, LLC” on page 107 of the Ivy Funds statement of additional information:

The following table provides information relating to the portfolio manager noted below of Ivy Micro Cap Growth Fund as of January 31, 2012.

Luke A. Jacobson*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	21
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	4
Assets Managed (in millions)	$257.8	$0	$993.8
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$318.1

*	Mr. Jacobson assumed co-management responsibilities of Ivy Micro Cap Growth Fund in January 2012.

The table below replaces the information relating to Carl Wiese in the section entitled “Portfolio Managers Employed by Wall Street Associates, LLC — Ownership of Securities” on page 109 of the Ivy Funds statement of additional information:

Ownership of Securities

As of January 31, 2012, the dollar range of shares of the Fund beneficially owned by the portfolio manager noted below was:

Manager	Dollar Range of Shares Owned in Micro Cap Growth Fund**	Dollar Range of Shares Owned in the Fund Complex
Luke A. Jacobson	$0	$0

**	Mr. Jacobson assumed co-management responsibilities of Ivy Micro Cap Growth Fund in January 2012.

The following replaces the bullet point section entitled “Purchase, Redemption and Pricing of Shares — Reduced Sales Charges (Applicable to Class A and Class E Shares only) — Rights of Accumulation” on page 117 of the Ivy Funds statement of additional information:

Rights of Accumulation: combining the value of additional purchases of shares of any of the Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds with the NAV of Class A, Class B, Class C or Class E shares already held in your account or in an account eligible for grouping with your account (see “Account Grouping” below). To be entitled to Rights of Accumulation, you must inform IFDI that you are entitled to a reduced sales charge and provide IFDI with the name and number of the existing account(s) with which your purchase may be combined. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account. Your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and other distributions, but excluding capital appreciation) less any withdrawals.

The following replaces the bullet point section entitled “Purchase, Redemption and Pricing of Shares — Reduced Sales Charges (Applicable to Class A and Class E Shares only) — Letter of Intent” on page 117 of the Ivy Funds statement of additional information:

Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing an LOI, which is available from IFDI, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B, Class C or Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in “Account Grouping” below, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution). You must notify WISC if a rollover or transfer from another institution is pending upon the termination of the thirteen-month LOI period. In any event, such assets must be received by WISC no later than ninety days after the initiation date of the rollover or transfer. You may need to provide appropriate documentation to WISC to evidence the initiation date of the rollover or transfer. Purchases made during the thirty (30) calendar days prior to receipt by WISC of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If IFDI reimburses the sales charge for purchases prior to WISC’s receipt of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 calendar days prior to receipt by WISC of the LOI.

Supplement	Statement of Additional Information	1

When an LOI is established, shares valued at five percent (5%) of the intended investment are held in escrow. Escrowed shares will be released from escrow once the terms of the LOI are satisfied. If the amount invested during the thirteen-month LOI period is less than the amount specified by the LOI, the LOI will terminate and the applicable sales charge specified in the Prospectus will be charged as if the LOI had not been executed, and such sales charge will be collected by the redemption of escrowed shares equal in value to such sales charge. Any redemption you request during the thirteen-month LOI period will be taken first from non-escrowed shares. Any request you make that will require redemption of escrowed shares will result in termination of the LOI, and the applicable sales charge specified in the Prospectus will be collected by the redemption of escrowed shares. Any escrowed shares not needed to pay the applicable sales charge will be available for redemption by you.

Purchases of shares of any of the funds within Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds will be considered for purposes of meeting the terms of an LOI, except as set forth herein. Investments in mutual funds other than those described in the preceding sentence and in insurance products offered by Waddell & Reed, Inc. will not be considered for purposes of meeting the terms of an LOI.

The following replaces the second sentence of the bullet point section entitled “Purchase, Redemption and Pricing of Shares — Reduced Sales Charges (Applicable to Class A and Class E Shares only) — Account Grouping” on pages 117-118 of the Ivy Funds statement of additional information:

For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A or Class E shares in any account that you own may be grouped with the current account value of purchased Class A, Class B, Class C and/or Class E shares in any other account that you may own, or in accounts of household members of your immediate family (spouse and children under 21).

The following replaces the third paragraph that follows the bullet point section entitled “Purchase, Redemption and Pricing of Shares — Reduced Sales Charges (Applicable to Class A and Class E Shares only) — Account Grouping” on page 118 of the Ivy Funds statement of additional information:

Shares of Ivy Money Market Fund or Waddell & Reed Advisors Cash Management are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A or Class E shares on which a sales charge was paid, or as a dividend or other distribution on such acquired shares.

The fifth paragraph that follows the bullet point section entitled “Purchase, Redemption and Pricing of Shares — Reduced Sales Charges (Applicable to Class A and Class E Shares only) — Account Grouping” on page 118 of the Ivy Funds statement of additional information is hereby deleted in its entirety.

The following replaces the section entitled “Purchase, Redemption and Pricing of Shares — Reduced Sales Charges (Applicable to Class A and Class E Shares only) — Other Funds and InvestEd Portfolios” on page 118 of the Ivy Funds statement of additional information:

Other Funds and InvestEd Portfolios

Reduced sales charges for larger purchases of Class A and Class E shares apply to purchases of the Class A and Class E shares of any of the Funds and the shares of Waddell & Reed Advisors Funds or InvestEd Portfolios subject to a sales charge. A purchase or holding of Class A or Class E shares in any of the Funds and/or a purchase or holding of shares of Waddell & Reed Advisors Funds or InvestEd Portfolios subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of Ivy Money Market Fund or Waddell & Reed Advisors Cash Management that were acquired by exchange of another Fund’s Class A shares or Waddell & Reed Advisors Funds or InvestEd Portfolios shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account. Additionally, Class B, Class C and Class E shares are taken into account.

2	Statement of Additional Information	Supplement